Exhibit 99.1

BIOMET ANNOUNCES SECOND QUARTER OF FISCAL YEAR 2013 FINANCIAL RESULTS

WARSAW, Ind., January 8, 2013 – Biomet, Inc. announced today financial results for its second fiscal quarter ended November 30, 2012.

•	Net sales increased 9% (11% constant currency) worldwide to $790 million

•	Net sales, excluding the Trauma Acquisition, increased 2% (3% constant currency) worldwide

•	Large Joint Reconstructive sales increased 1% (3% constant currency) worldwide, with 2% growth in the U.S.

•	S.E.T. sales increased 74% (76% constant currency) worldwide to $152 million and increased 65% in the U.S.

•	Excluding the Trauma Acquisition, S.E.T. sales increased 14% (15% constant currency) and increased 15% in the U.S.

•	Reported operating income totaled $143 million

•	Adjusted EBITDA increased 8% to $288 million

Second Quarter Financial Results

Net sales during the second quarter of fiscal year 2013 increased 9% to $790.1 million, compared to net sales of $725.1 million during the second quarter of fiscal year 2012. Excluding the effect of foreign currency, net sales increased 11% during the second quarter. U.S. net sales increased 10% to $470.8 million during the second quarter, while Europe net sales decreased 1% (increased 5% constant currency) to $193.9 million and International (primarily Canada, South America, Mexico and the Pacific Rim) net sales increased 21% (22% constant currency) to $125.4 million.

Special items (pre-tax) totaled $96.8 million during the second quarter, including $74.2 million of non-cash amortization expense related to the 2007 Merger and $7.4 million of stock compensation expense. The remaining $15.2 million of special items were primarily associated with the Trauma Acquisition, certain legal charges and the Company’s ongoing operational improvement program.

Reported operating income during the second quarter of fiscal year 2013 was $143.2 million, compared to operating income of $103.8 million during the second quarter of fiscal year 2012. Excluding special items, adjusted operating income totaled $240.0 million during the second quarter of fiscal year 2013, compared to $219.7 million for the second quarter of fiscal year 2012.

Excluding special items, adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) was $288.2 million, or 36.5% of net sales, during the second quarter of fiscal year 2013, compared to $266.3 million, or 36.7% of net sales, for the second quarter of fiscal year 2012.

Interest expense was $104.9 million during the second quarter of fiscal year 2013, compared to $120.8 million during the second quarter of the prior year, primarily due to lower average interest rates on our term loans and lower bond interest as a result of refinancing activities. Other Expense totaled $124.0 million for the quarter, primarily due to $117.2 million of loss on retirement of debt which was incurred as part of the refinancing activities completed during the quarter.

Reported cash flow from operations was $43.1 million during the second quarter of fiscal year 2013, as compared to reported cash flow from operations of $10.7 million for the second quarter of fiscal year 2012. Free cash flow (operating cash flow of $43.1 million minus capital expenditures of $53.8 million) was a use of cash of $10.7 million, which reflected $155.5 million of cash interest paid in the quarter, compared to negative free cash flow (operating cash flow of $10.7 million minus capital expenditures of $42.0 million) of $31.3 million during the second quarter of fiscal year 2012, which reflected $191.7 million of cash interest paid.

At November 30, 2012, reported gross debt was $6,039.6 million, and cash and cash equivalents, as defined in the Company’s Amended and Restated Credit Agreement dated August 2, 2012, totaled $167.5 million, resulting in net debt of $5,872.1 million, compared to $5,335.4 million at May 31, 2012, reflecting the impact of the Trauma Acquisition, our debt refinancing activities and foreign currency translation on our Euro-denominated debt.

Biomet’s senior secured leverage ratio as of November 30, 2012 was 3.01 times the last twelve months (“LTM”) adjusted EBITDA, as defined by our credit agreement, compared to 4.01 times at May 31, 2008. The total (net debt) leverage ratio was 5.52 times LTM adjusted EBITDA at November 30, 2012, compared to 6.97 times at May 31, 2008.

Biomet’s President and Chief Executive Officer Jeffrey R. Binder remarked, “We had a strong second quarter of fiscal year 2013. We reported top line growth of 9%, which translated to 11% growth on a constant currency basis, and we delivered strong bottom line growth. Adjusted EBITDA improved 8% over the prior year quarter to $288 million or 36.5% of net sales, despite the short-term costs incurred in connection with our trauma acquisition. In addition, we’ve substantially completed the integration of our trauma acquisition, and our Sports, Extremities and Trauma (S.E.T.) revenues are now approaching 20% of our net sales at an annualized run rate of $600 million.”

The following table provides second quarter net sales performance by product category:

	Second Quarter Net Sales Performance
	(in millions, except percentages, unaudited)
	Worldwide Reported Quarter 2 - FY 2013	Worldwide Reported Growth %	Worldwide CC Growth %	United States Growth %

Large Joint Reconstructive	$444.2	1%	3%	2%
Knees		1%	3%	1%
Hips		1%	3%	2%
Bone Cement and Other		2%	4%	4%
Sports, Extremities, Trauma (S.E.T.)	152.2	74%	76%	65%
Sports Medicine		14%	15%	3%
Extremities		22%	23%	32%
Trauma		268%	272%	247%
Spine & Bone Healing	74.3	(1)%	(1)%	—%
Spine		4%	4%	7%
Bone Healing		(15)%	(15)%	(15)%
Dental	67.1	(9)%	(7)%	4%
Other	52.3	6%	7%	2%

Net Sales	$790.1	9%	11%	10%

Sports, Extremities, Trauma (S.E.T.) excluding Trauma Acquisition		14%	15%	15%
Trauma excluding Trauma Acquisition		—%	1%	(1)%

Net Sales excluding Trauma Acquisition		2%	3%	3%

Large Joint Reconstructive sales increased 1% (3% constant currency) worldwide to $444.2 million and increased 2% in the U.S. during the second quarter of fiscal year 2013, compared to the second quarter of fiscal year 2012. Knee sales increased 1% (3% constant currency) worldwide during the second quarter and increased 1% in the U.S. Hip sales increased 1% (3% constant currency) worldwide during the second quarter and increased 2% in the U.S.

S.E.T. sales increased 74% (76% constant currency) worldwide to $152.2 million during the second quarter, and increased 65% in the U.S. Excluding the Trauma Acquisition, S.E.T. sales increased 14% (15% constant currency) worldwide and increased 15% in the U.S. Sports medicine sales increased 14% (15% constant currency) worldwide during the quarter and increased 3% in the U.S. Extremity sales grew 22% (23% constant currency) worldwide during the quarter, with a growth rate of 32% in the U.S. Trauma sales increased 268% (272% constant currency) worldwide during the quarter and increased 247% in the U.S. Trauma sales, excluding the Trauma Acquisition, were flat worldwide (increased 1% constant currency) and decreased 1% in the U.S. during the second quarter.

Spine and Bone Healing (non-invasive trauma stimulation and bracing) sales decreased 1% (1% constant currency) worldwide to $74.3 million during the second quarter and were flat in the U.S.

Dental sales decreased 9% (7% constant currency) worldwide to $67.1 million and increased 4% in the U.S. during the second quarter.

Sales of Other products increased 6% (7% constant currency) worldwide to $52.3 million during the second quarter and increased 2% in the U.S.

About Biomet

Biomet, Inc. and its subsidiaries design, manufacture and market products used primarily by musculoskeletal medical specialists in both surgical and non-surgical therapy. Biomet’s product portfolio encompasses large joint reconstructive products, including orthopedic joint replacement devices, and bone cements and accessories; sports medicine, extremities and trauma products, including internal and external orthopedic fixation devices; spine and bone healing products, including spine hardware, spinal stimulation devices, and orthobiologics, as well as electrical bone growth stimulators and softgoods and bracing; dental reconstructive products; and other products, including microfixation products and autologous therapies. Headquartered in Warsaw, Indiana, Biomet and its subsidiaries currently distribute products in approximately 90 countries.

Contacts

For further information contact Daniel P. Florin, Senior Vice President and Chief Financial Officer, at (574) 372-1687 or Barbara Goslee, Director, Investor Relations at (574) 372-1514.

Financial Schedule Presentation

The Company’s unaudited condensed consolidated financial statements as of and for the three and six months ended November 30, 2012 and 2011 and other financial data included in this press release have been prepared in a manner that complies, in all material respects, with generally accepted accounting principles in the United States (except with respect to certain non-GAAP financial measures discussed below), and reflects purchase accounting adjustments related to the Merger referenced below and the Trauma Acquisition.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements are often indicated by the use of words such as “will,” “intend,” “anticipate,” “estimate,” “expect,” “plan” and similar expressions. Forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements due to, among others, the following factors: the success of the Company’s principal product lines; the results of the ongoing investigation by the United States Department of Justice; the ability to successfully implement new technologies; the Company’s ability to sustain sales and earnings growth; the Company’s success in achieving timely approval or clearance of its products with domestic and foreign regulatory entities; the impact to the business as a result of compliance with federal, state and foreign governmental regulations and with the Deferred Prosecution Agreement and Corporate Integrity Agreement; the impact to the business as a result of the economic downturn in both foreign and domestic markets; the impact of federal health care reform; the impact of anticipated changes in the musculoskeletal industry and the ability of the Company to react to and capitalize on those changes; the ability of the Company to successfully implement its desired organizational changes and cost-saving initiatives; the ability of the Company to successfully integrate the Trauma Acquisition; the impact to the business as a result of the Company’s significant international operations, including, among others, with respect to foreign currency fluctuations and the success of the Company’s transition of certain manufacturing operations to China; the impact of the Company’s managerial changes; the ability of the Company’s customers to receive adequate levels of reimbursement from third-party payors; the Company’s ability to maintain its existing intellectual property rights and obtain future intellectual property rights; the impact to the business as a result of cost containment efforts of group purchasing organizations; the Company’s ability to retain existing independent sales agents for its products; the impact of product liability litigation losses; and other factors set forth in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or non-occurrence of future events. There can be no assurance as to the accuracy of forward-looking statements contained in this press release. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that the Company’s objectives will be achieved. The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements which speak only as of the date on which they were made.

*Non-GAAP Financial Measures:

Management uses non-GAAP financial measures, such as net sales excluding the impact of foreign currency (constant currency), operating income as adjusted, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) as adjusted, net income as adjusted, gross profit as adjusted, selling, general and administrative expense as adjusted, research and development expense as adjusted, cash and cash equivalents (as defined by our credit agreement), net debt, senior secured leverage ratio, total leverage ratio, free cash flow, and unlevered free cash flow. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included elsewhere in the press release.

The term “adjusted” or “as adjusted,” a non-GAAP financial measure, refers to financial performance measures that exclude certain income statement line items, such as interest, taxes, depreciation or amortization, other (income) expense, and/or exclude certain expenses as defined by our credit agreement, such as restructuring charges, non-cash impairment charges, integration and facilities opening costs or other business optimization expenses, new systems design and implementation costs, certain start-up costs and costs related to consolidation of facilities, certain non-cash charges, advisory fees paid to the Company’s private equity owners, certain severance charges, purchase accounting costs, stock-based compensation, litigation costs, and other related charges.

These non-GAAP financial measures are not in accordance with, or an alternative for, GAAP in the United States. Biomet management believes that these non-GAAP financial measures provide useful information to investors; however, this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for financial information prepared in accordance with GAAP.

Non-GAAP Reconciliation

A reconciliation of reported results to adjusted results is included in this press release, which is also posted on Biomet’s website: www.biomet.com

Reclassifications

Certain prior period amounts have been reclassified to conform to the current presentation. The current presentation aligns with how the Company presently reports sales and markets its products.

The Merger

Biomet, Inc. finalized the merger with LVB Acquisition Merger Sub, Inc., a wholly-owned subsidiary of LVB Acquisition, Inc., which we refer to in this press release as the “Merger”, on September 25, 2007. LVB Acquisition, Inc. is indirectly owned by investment partnerships directly or indirectly advised or managed by The Blackstone Group, Goldman Sachs & Co., Kohlberg Kravis Roberts & Co. and TPG Global.

Trauma Acquisition

On May 24, 2012, DePuy Orthopaedics, Inc. accepted the Company’s binding offer to purchase certain assets representing substantially all of DePuy’s worldwide trauma business (“Trauma Acquisition”), which involves researching, developing, manufacturing, marketing, distributing and selling products to treat certain bone fractures or deformities in the human body, including certain intellectual property assets, and to assume certain liabilities, for approximately $280.0 million in cash. On June 15, 2012, the Company announced the initial closing of the transaction. During the first and second quarters of fiscal year 2013 subsequent closings in various foreign countries occurred on a staggered basis, with the final closing occurring on December 7, 2012. The Company acquired the DePuy worldwide trauma business to strengthen its trauma business and to continue to build a stronger presence in the global trauma market.

Biomet, Inc.

Product Net Sales

Three Month Period Ended November 30, 2012 and 2011

(in millions, except percentages, unaudited)

	Three Months Ended November 30, 2012	Three Months Ended November 30, 2011	Reported Growth %	Constant Currency* Growth %
Large Joint Reconstructive	$444.2	$439.5	1%	3%
Sports, Extremities, Trauma (S.E.T.)	152.2	87.3	74%	76%
Spine & Bone Healing	74.3	75.4	(1)%	(1)%
Dental	67.1	73.6	(9)%	(7)%
Other	52.3	49.3	6%	7%

Net Sales	$790.1	$725.1	9%	11%

Sports, Extremities, Trauma (S.E.T.) excluding Trauma Acquisition	99.5	87.3	14%	15%

Net Sales, excluding Trauma Acquisition	737.4	$725.1	2%	3%

	Three Months Ended November 30, 2012 Net Sales Growth As Reported	Currency Impact*	Three Months Ended November 30, 2012 Net Sales Growth in Local Currencies*
Large Joint Reconstructive	1%	2%	3%
Knees	1%	2%	3%
Hips	1%	2%	3%
Bone Cement and Other	2%	2%	4%
Sports, Extremities, Trauma (S.E.T.)	74%	2%	76%
Sports Medicine	14%	1%	15%
Extremities	22%	1%	23%
Trauma	268%	4%	272%
Spine & Bone Healing	(1)%	—%	(1)%
Spine	4%	—%	4%
Bone Healing	(15)%	—%	(15)%
Dental	(9)%	2%	(7)%
Other	6%	1%	7%

Net Sales	9%	2%	11%

Sports, Extremities, Trauma (S.E.T.) excluding Trauma Acquisition	14%	1%	15%
Trauma excluding Trauma Acquisition	—%	1%	1%

Net Sales excluding Trauma Acquisition	2%	1%	3%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Product Net Sales

Six Month Period Ended November 30, 2012 and 2011

(in millions, except percentages, unaudited)

	Six Months Ended November 30, 2012	Six Months Ended November 30, 2011	Reported Growth %	Currency* Growth %
Large Joint Reconstructive	$837.2	$836.5	—%	3%
Sports, Extremities, Trauma (S.E.T.)	279.5	169.1	65%	68%
Spine & Bone Healing	152.2	150.0	1%	2%
Dental	124.1	132.9	(7)%	(3)%
Other	104.5	101.2	3%	6%

Net Sales	$1,497.5	$1,389.7	8%	10%

Sports, Extremities, Trauma (S.E.T.) excluding Trauma Acquisition	188.0	169.1	11%	13%

Net Sales, excluding Trauma Acquisition	1,406.0	$1,389.7	1%	3%

	Six Months Ended November 30, 2012 Net Sales Growth As Reported	Currency Impact*	Six Months Ended November 30, 2012 Net Sales Growth in Local Currencies*
Large Joint Reconstructive	—%	3%	3%
Knees	—%	2%	2%
Hips	—%	3%	3%
Bone Cement and Other	—%	4%	4%
Sports, Extremities, Trauma (S.E.T.)	65%	3%	68%
Sports Medicine	12%	2%	14%
Extremities	18%	1%	19%
Trauma	230%	5%	235%
Spine & Bone Healing	1%	1%	2%
Spine	7%	1%	8%
Bone Healing	(12)%	—%	(12)%
Dental	(7)%	4%	(3)%
Other	3%	3%	6%

Net Sales	8%	2%	10%

Sports, Extremities, Trauma (S.E.T.) excluding Trauma Acquisition	11%	2%	13%
Trauma excluding Trauma Acquisition	(1)%	2%	1%

Net Sales excluding Trauma Acquisition	1%	2%	3%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Geographic Net Sales

Three Month Period Ended November 30, 2012 and 2011

(in millions, except percentages, unaudited)

	Three Months Ended November 30, 2012	Three Months Ended November 30, 2011	Reported Growth %	Constant Currency* Growth %
Geographic Sales:
United States	$470.8	$426.3	10%	10%
Europe	193.9	195.1	(1)%	5%
International	125.4	103.7	21%	22%

Net Sales	$790.1	$725.1	9%	11%

	Three Months Ended November 30, 2012 Net Sales Growth As Reported	Currency Impact*	Three Months Ended November 30, 2012 Net Sales Growth Local Currencies*
United States	10%	—%	10%
Europe	(1)%	6%	5%
International	21%	1%	22%

Total	9%	2%	11%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Geographic Net Sales excluding Trauma Acquisition

Three Month Period Ended November 30, 2012 and 2011

(in millions, except percentages, unaudited)

	Three Months Ended November 30, 2012	Three Months Ended November 30, 2011	Reported Growth %	Constant Currency* Growth %
Geographic Sales excluding Trauma Acquisition:
United States	$440.9	$426.3	3%	3%
Europe	180.9	195.1	(7)%	(2)%
International	115.6	103.7	11%	13%

Net Sales	$737.4	$725.1	2%	3%

	Three Months Ended November 30, 2012 Net Sales Growth As Reported	Currency Impact*	Three Months Ended November 30, 2012 Net Sales Growth Local Currencies*
United States	3%	—%	3%
Europe	(7)%	5%	(2)%
International	11%	2%	13%

Total	2%	1%	3%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Geographic Net Sales

Six Month Period Ended November 30, 2012 and 2011

(in millions, except percentages, unaudited)

	Six Months Ended November 30, 2012	Six Months Ended November 30, 2011	Reported Growth %	Constant Currency* Growth %
Geographic Sales:
United States	$923.0	$841.0	10%	10%
Europe	336.8	343.6	(2)%	6%
International	237.7	205.1	16%	18%

Net Sales	$1,497.5	$1,389.7	8%	10%

	Six Months Ended November 30, 2012 Net Sales Growth As Reported	Currency Impact*	Six Months Ended November 30, 2012 Net Sales Growth Local Currencies*
United States	10%	—%	10%
Europe	(2)%	8%	6%
International	16%	2%	18%

Total	8%	2%	10%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Geographic Net Sales excluding Trauma Acquisition

Six Month Period Ended November 30, 2012 and 2011

(in millions, except percentages, unaudited)

	Six Months Ended November 30, 2012	Six Months Ended November 30, 2011	Reported Growth %	Constant Currency* Growth %
Geographic Sales excluding Trauma Acquisition:
United States	$869.6	$841.0	3%	3%
Europe	315.0	343.6	(8)%	—%
International	221.4	205.1	8%	10%

Net Sales	$1,406.0	$1,389.7	1%	3%

	Six Months Ended November 30, 2012 Net Sales Growth As Reported	Currency Impact*	Six Months Ended November 30, 2012 Net Sales Growth Local Currencies*
United States	3%	—%	3%
Europe	(8)%	8%	—%
International	8%	2%	10%

Total	1%	2%	3%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

As Reported Consolidated Statements of Operations

(in millions, except percentages, unaudited)

	Three Months Ended November 30, 2012	Three Months Ended November 30, 2011
Net sales	$790.1	$725.1
Cost of sales	236.0	234.9

Gross profit	554.1	490.2
Gross profit percentage	70.1%	67.6%

Selling, general and administrative expense	296.8	270.9
Research and development expense	36.4	31.1
Amortization	77.7	84.4

Operating income	143.2	103.8
Percentage of Net Sales	18.1%	14.3%
Interest expense	104.9	120.8
Other (income) expense	124.0	4.9

Loss before income taxes	(85.7)	(21.9)

Benefit from income taxes	(19.5)	(7.9)

Tax rate	22.8%	36.1%

Net loss	$(66.2)	$(14.0)

Percentage of Net Sales	-8.4%	-1.9%

Biomet, Inc.

As Reported Consolidated Statements of Operations

(in millions, except percentages, unaudited)

	Six Months Ended November 30, 2012	Six Months Ended November 30, 2011
Net sales	$1,497.5	$1,389.7
Cost of sales	464.1	450.2

Gross profit	1,033.4	939.5
Gross profit percentage	69.0%	67.6%

Selling, general and administrative expense	592.9	532.5
Research and development expense	72.2	63.1
Amortization	156.1	167.4

Operating income	212.2	176.5
Percentage of Net Sales	14.2%	12.7%
Interest expense	222.0	246.2
Other (income) expense	161.5	12.1

Loss before income taxes	(171.3)	(81.8)

Benefit from income taxes	(73.6)	(28.6)

Tax rate	43.0%	35.0%

Net loss	$(97.7)	$(53.2)

Percentage of Net Sales	-6.5%	-3.8%

Biomet, Inc.

Other Financial Information

Reconciliation of Operating Income, as reported to Operating Income, as adjusted*

(in millions, unaudited)

	Three Months Ended November 30, 2012	Three Months Ended November 30, 2011
Operating income, as reported	$143.2	$103.8
Purchase accounting depreciation	—	4.5
Purchase accounting amortization	74.2	80.6
Stock-based compensation expense	7.4	4.0
Litigation settlements and reserves and other legal fees	4.8	7.5
Trauma Acquisition costs	2.3	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	5.4	16.5
Inventory and property, plant and equipment step-up related to the Trauma Acquisition	(0.1)	—
Sponsor fee	2.8	2.8

Total items (pre-tax) excluded per our credit agreement	96.8	115.9

Operating income, as adjusted*	$240.0	$219.7

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Operating Income, as reported to Operating Income, as adjusted*

(in millions, unaudited)

	Six Months Ended November 30, 2012	Six Months Ended November 30, 2011
Operating income, as reported	$212.2	$176.5
Purchase accounting depreciation	—	9.1
Purchase accounting amortization	148.9	161.5
Stock-based compensation expense	26.5	8.7
Litigation settlements and reserves and other legal fees	9.4	8.5
Trauma Acquisition costs	9.2	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	12.2	32.9
Inventory and property, plant and equipment step-up related to the Trauma Acquisition	(0.2)	—
Excess and obsolete inventory expense related to the Trauma Acquisition	8.1	—
Sponsor fee	5.4	4.8

Total items (pre-tax) excluded per our credit agreement	219.5	225.5

Operating income, as adjusted*	$431.7	$402.0

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Operating Income, as reported to EBITDA, as adjusted*

(in millions, except percentages, unaudited)

	Three Months Ended November 30, 2012	Three Months Ended November 30, 2011
Operating Income, as reported	$143.2	$103.8
Depreciation	43.9	47.3
Amortization	77.7	84.4
Special items adjustments
Stock-based compensation expense	7.4	4.0
Litigation settlements and reserves and other legal fees	4.8	7.5
Trauma Acquisition costs	2.3	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	5.4	16.5
Inventory step-up related to the Trauma Acquisition	0.7	—
Sponsor fee	2.8	2.8

EBITDA, as adjusted*	$288.2	$266.3

Net sales	$790.1	$725.1
EBITDA percentage, as adjusted*	36.5%	36.7%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Operating Income, as reported to EBITDA, as adjusted*

(in millions, except percentages, unaudited)

	Six Months Ended November 30, 2012	Six Months Ended November 30, 2011
Operating Income, as reported	$212.2	$176.5
Depreciation	86.0	94.1
Amortization	156.1	167.4
Special items adjustments
Stock-based compensation expense	26.5	8.7
Litigation settlements and reserves and other legal fees	9.4	8.5
Trauma Acquisition costs	9.2	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	12.2	32.9
Inventory step-up related to the Trauma Acquisition	0.9	—
Excess and obsolete inventory expense related to the Trauma Acquisition	8.1	—
Sponsor fee	5.4	4.8

EBITDA, as adjusted*	$526.0	$492.9

Net sales	$1,497.5	$1,389.7
EBITDA percentage, as adjusted*	35.1%	35.5%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Net Loss, as reported to Net Income, as adjusted*

(in millions, unaudited)

	Three Months Ended November 30, 2012	Three Months Ended November 30, 2011
Net loss, as reported	$(66.2)	$(14.0)
Purchase accounting depreciation	—	4.5
Purchase accounting amortization	74.2	80.6
Stock-based compensation expense	7.4	4.0
Litigation settlements and reserves and other legal fees	4.8	7.5
Trauma Acquisition costs	2.3	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	5.4	16.5
Inventory and property, plant and equipment step-up related to the Trauma Acquisition	(0.1)	—
Sponsor fee	2.8	2.8
Tax effect on special and purchase accounting items**	(23.6)	(38.9)

Net income, as adjusted*	$7.0	$63.0

*	See Non-GAAP Financial Measures Disclosure
**	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred

Biomet, Inc.

Other Financial Information

Reconciliation of Net Loss, as reported to Net Income, as adjusted*

(in millions, unaudited)

	Six Months Ended November 30, 2012	Six Months Ended November 30, 2011
Net loss, as reported	$(97.7)	$(53.2)
Purchase accounting depreciation	—	9.1
Purchase accounting amortization	148.9	161.5
Stock-based compensation expense	26.5	8.7
Litigation settlements and reserves and other legal fees	9.4	8.5
Trauma Acquisition costs	9.2	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	12.2	32.9
Inventory and property, plant and equipment step-up related to the Trauma Acquisition	(0.2)	—
Excess and obsolete inventory expense related to the Trauma Acquisition	8.1	—
Sponsor fee	5.4	4.8
Tax effect on special and purchase accounting items**	(87.3)	(80.7)

Net income, as adjusted*	$34.5	$91.6

*	See Non-GAAP Financial Measures Disclosure
**	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred

Biomet, Inc.

Other Financial Information

Reconciliation of Gross Profit, as reported to Gross Profit, as adjusted*

(in millions, except percentages, unaudited)

	Three Months Ended November 30, 2012	Three Months Ended November 30, 2011
Gross profit, as reported	$554.1	$490.2
Purchase accounting depreciation	—	4.5
Stock-based compensation expense	0.2	0.2
Litigation settlements and reserves and other legal fees	1.5	(0.1)
Trauma Acquisition costs	0.2	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	3.3	12.3
Inventory and property, plant and equipment step-up related to the Trauma Acquisition	(0.1)	—

Gross profit, as adjusted*	$559.2	$507.1

Net sales	$790.1	$725.1
Gross profit percentage, as reported	70.1%	67.6%
Gross profit percentage, as adjusted*	70.8%	69.9%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Gross Profit, as reported to Gross Profit, as adjusted*

(in millions, except percentages, unaudited)

	Six Months Ended November 30, 2012	Six Months Ended November 30, 2011
Gross profit, as reported	$1,033.4	$939.5
Purchase accounting depreciation	—	9.1
Stock-based compensation expense	1.7	0.5
Litigation settlements and reserves and other legal fees	4.9	(0.1)
Trauma acquisition costs	1.6	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	6.9	22.5
Inventory and property, plant and equipment step-up related to the Trauma Acquisition	(0.2)	—
Excess and obsolete inventory expense related to the Trauma Acquisition	8.1	—

Gross profit, as adjusted*	$1,056.4	$971.5

Net sales	$1,497.5	$1,389.7
Gross profit percentage, as reported	69.0%	67.6%
Gross profit percentage, as adjusted*	70.5%	69.9%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted*

(in millions, except percentages, unaudited)

	Three Months Ended November 30, 2012	Three Months Ended November 30, 2011
Selling, general and administrative expense, as reported	$296.8	$270.9
Stock-based compensation expense	(6.0)	(3.4)
Litigation settlements and reserves and other legal fees	(3.3)	(7.6)
Trauma Acquisition costs	(2.1)	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(1.9)	(4.1)
Sponsor fee	(2.8)	(2.8)

Selling, general and administrative expense, as adjusted*	$280.7	$253.0

Net sales	$790.1	$725.1
SG&A as a percentage of net sales, as reported	37.6%	37.4%
SG&A as a percentage of net sales, as adjusted*	35.5%	34.9%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted*

(in millions, except percentages, unaudited)

	Six Months Ended November 30, 2012	Six Months Ended November 30, 2011
Selling, general and administrative expense, as reported	$592.9	$532.5
Stock-based compensation expense	(20.7)	(7.3)
Litigation settlements and reserves and other legal fees	(4.5)	(8.6)
Trauma acquisition costs	(7.6)	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(5.1)	(10.2)
Sponsor fee	(5.4)	(4.8)

Selling, general and administrative expense, as adjusted*	$549.6	$501.6

Net sales	$1,497.5	$1,389.7
SG&A as a percentage of net sales, as reported	39.6%	38.3%
SG&A as a percentage of net sales, as adjusted*	36.7%	36.1%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Research and Development Expense, as reported to Research and Development Expense, as adjusted*

(in millions, except percentages, unaudited)

	Three Months Ended November 30, 2012	Three Months Ended November 30, 2011
Research and development expense, as reported	$36.4	$31.1
Stock-based compensation expense	(1.2)	(0.4)
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	(0.2)	(0.1)

Research and development expense, as adjusted*	$35.0	$30.6

Net sales	$790.1	$725.1
R&D as a percentage of net sales, as reported	4.6%	4.3%
R&D as a percentage of net sales, as adjusted*	4.4%	4.2%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Research and Development Expense, as reported to Research and Development Expense, as adjusted*

(in millions, except percentages, unaudited)

	Six Months Ended November 30, 2012	Six Months Ended November 30, 2011
Research and development expense, as reported	$72.2	$63.1
Stock-based compensation expense	(4.1)	(0.9)
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	(0.2)	(0.2)

Research and development expense, as adjusted*	$67.9	$62.0

Net sales	$1,497.5	$1,389.7
R&D as a percentage of net sales, as reported	4.8%	4.5%
R&D as a percentage of net sales, as adjusted*	4.5%	4.5%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Condensed Consolidated Balance Sheets

(in millions, unaudited)

	(Preliminary)
	November 30, 2012	May 31, 2012
Assets
Cash and cash equivalents	$167.5	$492.4
Accounts receivable, net	556.0	491.6
Short-term investments	2.6	2.5
Inventories	674.1	543.2
Current deferred income taxes	55.6	52.5
Prepaid expenses and other	150.6	129.1
Property, plant and equipment, net	693.2	593.6
Intangible assets, net	3,865.9	3,930.4
Goodwill	4,173.4	4,114.4
Other assets	126.2	70.7

Total Assets	$10,465.1	$10,420.4

Liabilities and Shareholder’s Equity
Current liabilities, excluding debt	$442.9	$474.9
Current portion of long-term debt	34.3	35.6
Long-term debt, net of current portion	6,005.3	5,792.2
Deferred income taxes, long-term	1,158.3	1,257.8
Other long-term liabilities	204.2	177.8
Shareholder’s equity	2,620.1	2,682.1

Total Liabilities and Shareholder’s Equity	$10,465.1	$10,420.4

Net Debt (a)*	$5,872.1	$5,335.4

(a)	Net debt is the sum of total debt less cash and cash equivalents, as defined by the credit agreement.
*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Senior Secured Leverage Ratio and Total Leverage Ratio*

(in millions, except ratios, unaudited)

	November 30, 2012		May 31, 2008
Senior Secured Debt:

USD Term Loan	$2,223.3		$2,328.3
EUR Term Loan	1,078.0		1,355.2
Asset Based Revolver	70.0		—
Cash Flow Revolvers	—		—

Consolidated Senior Secured Debt	3,371.3	A	3,683.5	E

Senior Notes	2,665.4		2,570.7
European Facilities	2.9		46.6

Consolidated Total Debt	6,039.6		6,300.8
Cash and Cash Equivalents* **	(167.5	) B	(127.6	) F

Net Debt*	$5,872.1	C	$6,173.2	G

LTM Adjusted EBITDA

Quarter 3 Fiscal 2012 Adjusted EBITDA	260.5
Quarter 4 Fiscal 2012 Adjusted EBITDA	277.7
Quarter 1 Fiscal 2013 Adjusted EBITDA	237.8
Quarter 2 Fiscal 2013 Adjusted EBITDA	288.2
“Run Rate” Cost Savings**	—

Quarter 2 2013 LTM Adjusted EBITDA*	$1,064.2	D

Fiscal 2008 LTM Adjusted EBITDA			829.1
“Run Rate” Cost Savings**			57.0

Fiscal 2008 LTM Adjusted EBITDA*			$886.1	H

Senior Secured Leverage Ratio*	3.01	A+B / D	4.01	E+F / H
Total Leverage Ratio*	5.52	C / D	6.97	G / H

*	See Non-GAAP Financial Measures Disclosure
**	As defined by the Amended and Restated Credit Agreement dated August 2, 2012

Biomet, Inc.

Other Financial Information

Reconciliation of Operating Income (Loss) or Net Loss, as reported to EBITDA, as adjusted*

(in millions, unaudited)

	Three Months Ended May 31, 2012	Three Months Ended February 29, 2012
Operating Income (Loss), as reported	$(378.0)	$108.1
Depreciation	44.2	43.9
Amortization	77.2	82.6
Special items adjustments
Stock-based compensation expense	3.8	3.5
Litigation settlements and reserves and other legal fees	(12.7)	12.8
Trauma Acquisition costs	4.6	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	6.0	6.9
Sponsor fee	2.8	2.7
Goodwill and intangible assets impairment charge	529.8	—

EBITDA, as adjusted*	$277.7	$260.5

Year Ended May 31, 2008
Net loss, as reported	$(1,018.8)
Depreciation	140.8
Amortization	329.8
Interest expense	516.6
Other (income) expense	9.1
Income tax benefit	(257.4)
Additional cost of sales for inventory write up to fair value	160.2
In-process research and development	479.0
Financing fees related to merger	171.6
Share-based payment	25.8
In-the-money stock option settlement	112.8
Distributor agreements	41.7
Department of Justice	26.9
Investment banker fee	29.6
Consulting expenses related to operational improvement initiatives, severance for former executives, sponsor fees and other related costs	49.6
Additional legal/merger related fees	11.8

EBITDA, as adjusted*	$829.1

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Consolidated Statement of Cash Flows

(in millions, unaudited)

	Fiscal 2013
	Three Months Ended August 31, 2012	(Preliminary) Three Months Ended November 30, 2012	(Preliminary) Six Months Ended November 30, 2012
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(31.5)	$(66.2)	$(97.7)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	120.6	121.5	242.1
Amortization and write off of deferred financing costs	7.0	13.0	20.0
Stock-based compensation expense	19.1	7.4	26.5
Loss on extinguishment of debt	38.0	117.2	155.2
Provision for doubtful accounts receivable	1.3	(0.4)	0.9
Deferred income taxes	(68.9)	(36.6)	(105.5)
Other	(1.3)	(2.4)	(3.7)
Changes in operating assets and liabilities, net of acquired assets:
Accounts receivable	5.8	(62.8)	(57.0)
Inventories	(21.2)	(13.4)	(34.6)
Prepaid expenses	(4.2)	0.6	(3.6)
Accounts payable	(8.1)	(5.7)	(13.8)
Income taxes	(4.2)	(2.9)	(7.1)
Accrued interest	51.9	(53.2)	(1.3)
Accrued expenses and other	(18.8)	27.0	8.2

Net cash provided by operating activities	85.5	43.1	128.6

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Purchases of investments	—	(6.4)	(6.4)
Capital expenditures	(53.1)	(53.8)	(106.9)
Acquisitions, net of cash acquired - Trauma Acquisition	(280.0)	—	(280.0)
Other acquisitions, net of cash acquired	(5.9)	(10.1)	(16.0)

Net cash used in investing activities	(339.0)	(70.3)	(409.3)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Payments under European facilities	(0.4)	(0.3)	(0.7)
Payments under senior secured credit facilities	(8.5)	(8.2)	(16.7)
Proceeds under asset based revolver	—	80.0	80.0
Payments under asset based revolver	—	(10.0)	(10.0)
Proceeds from Senior notes	1,000.0	1,666.2	2,666.2
Tender/retirement of Senior notes due 2017	(581.7)	(2,120.5)	(2,702.2)
Payment of fees related to refinancing activities	(30.1)	(37.7)	(67.8)
Equity:
Repurchase of LVB Acquisition, Inc. shares	—	(0.1)	(0.1)

Net cash provided by financing activities	379.3	(430.6)	(51.3)
Effect of exchange rate changes on cash	1.0	6.1	7.1

Increase in cash and cash equivalents	126.8	(451.7)	(324.9)
Cash and cash equivalents, beginning of period	492.4	619.2	492.4

Cash and cash equivalents, end of period	$619.2	$167.5	$167.5

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$62.5	$155.5	$218.0

Income taxes	$22.0	$13.8	$35.8

Biomet, Inc.

Consolidated Statement of Cash Flows

(in millions, unaudited)

	Fiscal 2012
	Three Months Ended August 31, 2011(1)	Three Months Ended November 30, 2011(1)	Six Months Ended November 30, 2011(1)
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(39.2)	$(14.0)	$(53.2)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	129.8	131.7	261.5
Amortization of deferred financing costs	2.8	2.7	5.5
Stock-based compensation expense	4.7	4.0	8.7
Recovery of doubtful accounts receivable	(2.5)	—	(2.5)
Loss on impairment of investments	9.2	7.3	16.5
Property, plant and equipment impairment charge	—	0.4	0.4
Deferred income taxes	(67.0)	(20.6)	(87.6)
Other	(0.6)	2.4	1.8
Changes in operating assets and liabilities:
Accounts receivable	21.3	(59.2)	(37.9)
Inventories	(2.7)	7.9	5.2
Prepaid expenses	2.7	(0.7)	2.0
Accounts payable	(1.5)	7.7	6.2
Income taxes	22.4	(4.6)	17.8
Accrued interest	67.8	(73.2)	(5.4)
Accrued expenses and other	(24.1)	18.9	(5.2)

Net cash provided by operating activities	123.1	10.7	133.8

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Proceeds from sales/maturities of investments	33.7	—	33.7
Purchases of investments	(0.2)	—	(0.2)
Proceeds from sale of property and equipment	0.1	13.0	13.1
Capital expenditures	(39.2)	(42.0)	(81.2)
Acquisitions, net of cash acquired	(3.9)	(10.5)	(14.4)

Net cash used in investing activities	(9.5)	(39.5)	(49.0)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Payments under European facilities	(0.5)	(0.3)	(0.8)
Payments under senior secured credit facilities	(8.9)	(9.1)	(18.0)
Equity:
Repurchase of LVB Acquisition, Inc. shares	(0.3)	(0.8)	(1.1)

Net cash used in financing activities	(9.7)	(10.2)	(19.9)
Effect of exchange rate changes on cash	(0.5)	(8.3)	(8.8)

Increase in cash and cash equivalents	103.4	(47.3)	56.1
Cash and cash equivalents, beginning of period	327.8	431.2	327.8

Cash and cash equivalents, end of period	$431.2	$383.9	$383.9

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$55.0	$191.7	$246.7

Income taxes	$20.7	$16.1	$36.8

(1)	Certain amounts have been adjusted to conform to the current presentation.

Biomet, Inc.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow* & Unlevered Free Cash Flow*

(in millions, unaudited)

	Fiscal 2013
	Three Months Ended August 31, 2012	(Preliminary) Three Months Ended November 30, 2012	(Preliminary) Six Months Ended November 30, 2012
Net loss	$(31.5)	$(66.2)	$(97.7)
Adjustments:
Depreciation and amortization	120.6	121.5	242.1
Amortization and write off of deferred financing costs	7.0	13.0	20.0
Stock-based compensation expense	19.1	7.4	26.5
Loss on extinguishment of debt	38.0	117.2	155.2
Provision for doubtful accounts receivable	1.3	(0.4)	0.9
Deferred income taxes	(68.9)	(36.6)	(105.5)
Other	(1.3)	(2.4)	(3.7)

TOTAL	84.3	153.5	237.8
Changes In:
Accounts receivable	5.8	(62.8)	(57.0)
Inventories	(21.2)	(13.4)	(34.6)
Prepaid expenses	(4.2)	0.6	(3.6)
Accounts payable	(8.1)	(5.7)	(13.8)
Income taxes	(4.2)	(2.9)	(7.1)
Accrued interest	51.9	(53.2)	(1.3)
Accrued expenses and other	(18.8)	27.0	8.2

Net cash provided by operating activities	$85.5	$43.1	$128.6
Capital expenditures	(53.1)	(53.8)	(106.9)

Free Cash Flow*	$32.4	$(10.7)	$21.7
Add back: cash paid for interest	62.5	155.5	218.0

Unlevered Free Cash Flow* (1)	$94.9	$144.8	$239.7

(1)	Defined as Free Cash Flow plus cash paid for interest. Commonly used by companies that are highly leveraged to show how assets perform before interest payments.
*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow* & Unlevered Free Cash Flow*

(in millions, unaudited)

	Fiscal 2012
	Three Months Ended August 31, 2011(2)	Three Months Ended November 30, 2011(2)	Six Months Ended November 30, 2011(2)
Net loss	$(39.2)	$(14.0)	$(53.2)
Adjustments:
Depreciation and amortization	129.8	131.7	261.5
Amortization of deferred financing costs	2.8	2.7	5.5
Stock-based compensation expense	4.7	4.0	8.7
Recovery of doubtful accounts receivable	(2.5)	—	(2.5)
Loss on impairment of investments	9.2	7.3	16.5
Property, plant and equipment impairment charge	—	0.4	0.4
Deferred income taxes	(67.0)	(20.6)	(87.6)
Other	(0.6)	2.4	1.8

TOTAL	37.2	113.9	151.1
Changes In:
Accounts receivable	21.3	(59.2)	(37.9)
Inventories	(2.7)	7.9	5.2
Prepaid expenses	2.7	(0.7)	2.0
Accounts payable	(1.5)	7.7	6.2
Income taxes	22.4	(4.6)	17.8
Accrued interest	67.8	(73.2)	(5.4)
Accrued expenses and other	(24.1)	18.9	(5.2)

Net cash provided by operating activities	$123.1	$10.7	$133.8
Capital expenditures	(39.2)	(42.0)	(81.2)

Free Cash Flow*	$83.9	$(31.3)	$52.6
Add back: cash paid for interest	55.0	191.7	246.7

Unlevered Free Cash Flow* (1)	$138.9	$160.4	$299.3

(1)	Defined as Free Cash Flow plus cash paid for interest. Commonly used by companies that are highly leveraged to show how assets perform before interest payments.
(2)	Certain amounts have been adjusted to conform to the current presentation.
*	See Non-GAAP Financial Measures Disclosure